Exhibit 99.1

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF CALIFORNIA

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,
Case No.
v.

RYVYL, INC., FREDI NISAN, BENZION ERREZ,

Defendants.

CONSENT OF DEFENDANT RYVYL, INC.

1. Defendant Ryvyl, Inc. (“Defendant”) waives service of a summons and the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over Defendant and over the subject matter of this action.

2. Without admitting or denying the allegations of the complaint (except as provided herein in paragraph 10 and except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the final Judgment in the form attached hereto (the “Final Judgment”) and incorporated by reference herein, which, among other things: permanently restrains and enjoins Defendant from violation of Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], Section 17(a) of the Securities Act of 1933 (the “Securities Act”) [15 U.S.C. § 77q(a)], and Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-11, and 13a-13 [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, 240.13a-13] promulgated thereunder.

3. Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

4. Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.

5. Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendant to enter into this Consent.

6. Defendant agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.

7. Defendant will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.

8. Defendant waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions. Defendant further agrees to provide counsel for the Commission, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Final Judgment.

9. Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding. Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Defendant further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the complaint in this action.

10. Defendant understands and agrees to comply with the terms of 17 C.F.R. § 202.5(e), which provides in part that it is the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings,” and “a refusal to admit the allegations is equivalent to a denial, unless the defendant or respondent states that he neither admits nor denies the allegations.” As part of Defendant’s agreement to comply with the terms of Section 202.5(e), Defendant: (i) will not take any action or make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; (ii) will not make or permit to be made any public statement to the effect that Defendant does not admit the allegations of the complaint, or that this Consent contains no admission of the allegations, without also stating that Defendant does not deny the allegations; and (iii) upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint. If Defendant breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects Defendant’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

11. Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Defendant to defend against this action. For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.

12. Defendant agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.

13. Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

Ryvyl, Inc.

By:
Name:
Title:
Address:

On                                         , 2025,                                                                , a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of                               as its                           .

Notary Public
Commission expires:

Approved as to form:

Attorney for Defendant

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF CALIFORNIA

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,
Case No.
v.

RYVYL, INC., FREDI NISAN, and BENZION ERREZ,

Defendants.

FINAL JUDGMENT AS TO DEFENDANT RYVYL, INC.

The Securities and Exchange Commission having filed a Complaint and Defendant Ryvyl, Inc. having entered a general appearance; consented to the Court’s jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

(a)	to employ any device, scheme, or artifice to defraud;

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(b)	to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c)	to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person, by directly or indirectly (i) creating a false appearance or otherwise deceiving any person, or (ii) disseminating false or misleading documents, materials, or information or making, either orally or in writing, any false or misleading statement in any communication with any investor or prospective investor, about:

(A)	any investment in or offering of securities,

(B)	the registration status of such offering or of such securities,

(C)	the prospects for success of any product or company,

(D)	the use of investor funds; or

(E)	the misappropriation of investor funds or investment proceeds.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

II.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the “Securities Act”) [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

(a)	to employ any device, scheme, or artifice to defraud;

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(b)	to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

(c)	to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

III.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, 13a-11, and 13a-13 [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, 240.13a-13] promulgated thereunder by making false or misleading statements within filings made with the SEC.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Final Judgment by personal service or otherwise: (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

IV.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

Dated:                                     ,

UNITED STATES DISTRICT JUDGE

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